Taxes Components of deferred tax assets and liabilities (Details 4) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Allowance for doubtful accounts and other markdown and impairments	$ 8,230,237	$ 7,622,322
Valuation allowance	(8,230,237)	(7,622,322)
Total	0	0
Deferred tax liability:
Increase in fair value of intangible assets acquired through acquisition	1,968,005	2,129,517
Impairment of intangible assets acquired through acquisition	(1,968,005)	(2,129,517)
Total	$ 0	$ 0